Exhibit 99.1

FOR IMMEDIATE PUBLICATION

Vistra President Jim Burke to Become Company’s Chief Executive Officer

Curt Morgan to transition from CEO role in August

IRVING, Texas — March 21, 2022 — Vistra (NYSE: VST) today announced that its board of directors has named longtime company executive Jim Burke as its next chief executive officer, effective Aug. 1. Mr. Burke, who currently serves as president and chief financial officer, will also join the company’s board upon assuming his new role. Vistra’s current CEO and board member, Curt Morgan, has been at the helm since late 2016 and will stay on as CEO through the summer for a transition period. The transition from Mr. Morgan to Mr. Burke is a product of the company’s formal succession planning process.

“Leading Vistra has been the most rewarding experience of my 40-year career,” said Morgan. “This company is filled with some of the most dedicated, innovative, and talented people I’ve had the pleasure of working with. Together, since Vistra became a public company in October 2016, we’ve created significant value for our shareholders, transformed our company, including in the areas of DEI and ESG, and firmly established Vistra as a leader in the country’s energy transition. Now is the right time for this leadership transition. The company is strong with the right strategic direction and capital allocation plan. And importantly, Jim is the right person for the job. We will work together like we always have to make this transition productive and seamless. I have known Jim for many years and worked closely with him while at Vistra. He has impeccable integrity, is a proven leader, possesses deep experience in our company and industry, and understands the company’s commitment to all of our stakeholders. I’m excited to watch him lead Vistra to continued success.”

Scott Helm, Vistra’s chairman of the board, added, “On behalf of the entire board, I want to thank Curt for his vision, commitment, and leadership. When Curt joined Vistra, it was a single-state power company, heavily reliant on coal. Under his leadership, it has grown into one of the largest power producers and retailers in the United States. While achieving this tremendous growth, Vistra has also significantly reduced its carbon footprint by retiring coal-fueled power plants and is rapidly growing its zero-carbon portfolio – Vistra Zero – all while returning a substantial amount of capital to its financial stakeholders. His steadfast leadership has been critical as the company navigated the coronavirus pandemic, kept our employees safe, and advanced Vistra’s positions on climate change and ESG. When Curt leaves later this summer, he will leave the company in a position of strength, and we are grateful. Jim Burke has been with Vistra and its predecessor companies for nearly 20 years and is a seasoned leader with extensive experience running both our retail and power generation businesses. He is committed to Vistra’s success and is the right person to lead Vistra and build on Curt’s accomplishments. I join Curt and our fellow board members in expressing our confidence in Jim, and I look forward to working together with him as we continue to build Vistra for the future while delivering value for our stockholders.”

Vistra Press Release

“I am incredibly honored and humbled to assume the responsibility of leading Vistra,” said Burke. “I am grateful to Curt for his guidance and support, and I appreciate the confidence that he and the board have in me. Vistra is my home, and I look forward to working with our extraordinary team to build on our successes and capitalize on the opportunities in front of us.”

Vistra anticipates it will name Burke’s replacement as CFO prior to Aug. 1.

About Jim Burke

Burke brings more than two decades of experience in the electricity industry. In his role as President and CFO, he has broad responsibility for the company’s accounting, risk, internal audit, treasury, tax, planning, M&A, and investor activities, along with overseeing the critical technology services function. Previously, Burke served as the company’s chief operating officer from 2016 until December 2020, with overall responsibility for running the day-to-day operations of the company, including power generation, the retail business, the development of renewable energy and battery storage projects, and other functions, including safety, supply chain, and asset closure.

He also previously served as CEO of TXU Energy, the leading competitive retailer in Texas and a subsidiary of Vistra and its predecessor company. Burke led TXU Energy from August 2005 to October 2016 after joining in late 2004 as senior vice president of TXU Energy’s residential markets.

Before joining TXU Energy, he was president and COO of Gexa Energy, and vice president of residential marketing then senior vice president of consumer operations with Reliant Energy.

Prior to his experience in competitive electricity markets, Burke worked at The Coca-Cola Company for six years, both domestically in the juice division of The Minute Maid Company and internationally in the expansion of the juice business through Coca-Cola Bottlers in a variety of international markets. Prior to Coca-Cola, he was a management consultant for Deloitte & Touche Consulting.

Burke is a licensed certified public accountant and has also earned the designation as a chartered financial analyst. He is a graduate of Tulane University, earning a bachelor’s degree in economics and a master’s in business administration in finance and general management.

Outside of his responsibilities at Vistra, Burke serves as a board member of the Nuclear Energy Institute and as an advisory board member for the Tulane University Energy Institute. He is also a board member of the United Way Foundation of Metropolitan Dallas and the Ursuline Academy of Dallas.

Media

Meranda Cohn

Media.Relations@vistracorp.com

214-875-8004

Analysts

Meagan Horn

214-812-0046

Investor@vistracorp.com

Vistra Press Release

About Vistra

Vistra (NYSE: VST) is a leading Fortune 275 integrated retail electricity and power generation company based in Irving, Texas, providing essential resources for customers, commerce, and communities. Vistra combines an innovative, customer-centric approach to retail with safe, reliable, diverse, and efficient power generation. The company brings its products and services to market in 20 states and the District of Columbia, including six of the seven competitive wholesale markets in the U.S. and markets in Canada and Japan, as well. Serving nearly 4.3 million residential, commercial, and industrial retail customers with electricity and natural gas, Vistra is one of the largest competitive electricity providers in the country and offers over 50 renewable energy plans. The company is also the largest competitive power generator in the U.S. with a capacity of approximately 39,000 megawatts powered by a diverse portfolio, including natural gas, nuclear, solar, and battery energy storage facilities. In addition, Vistra is a large purchaser of wind power. The company owns and operates the 400-MW/1,600-MWh battery energy storage system in Moss Landing, California, the largest of its kind in the world. Vistra is guided by four core principles: we do business the right way, we work as a team, we compete to win, and we care about our stakeholders, including our customers, our communities where we work and live, our employees, and our investors. Learn more about our environmental, social, and governance efforts and read the company’s sustainability report at https://www.vistracorp.com/sustainability/.

Cautionary Note Regarding Forward-Looking Statements

The information presented herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Vistra Corp. (“Vistra”) operates and beliefs of and assumptions made by Vistra’s management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performance, that could significantly affect the financial results of Vistra. All statements, other than statements of historical facts, that are presented herein, or in response to questions or otherwise, that address activities, events or developments that may occur in the future, including such matters as activities related to our financial or operational projections, the potential impacts of the COVID-19 pandemic on our results of operations, financial condition and cash flows, projected synergy, value lever and net debt targets, capital allocation, capital expenditures, liquidity, projected Adjusted EBITDA to free cash flow conversion rate, dividend policy, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of power generation assets, market and industry developments and the growth of our businesses and operations (often, but not always, through the use of words or phrases, or the negative variations of those words or other comparable words of a future or forward-looking nature, including, but not limited to: “intends,” “plans,” “will likely,” “unlikely,” “believe,” “confident”, “expect,” “seek,” “anticipate,” “estimate,” “continue,” “will,” “shall,” “should,” “could,” “may,” “might,” “predict,” “project,” “forecast,” “target,” “potential,” “goal,” “objective,” “guidance” and “outlook”),are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although Vistra believes that in making any such forward-looking statement, Vistra’s expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including, but not limited to: (i) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (ii) the ability of Vistra to execute upon its contemplated strategic, capital allocation, performance, and cost-saving initiatives and to successfully integrate acquired businesses; (iii) actions by credit ratings agencies; (iv) the severity, magnitude and duration of pandemics, including the COVID-19 pandemic, and the resulting effects on our results of operations, financial condition and cash flows; (v) the severity, magnitude and duration of extreme weather events (including Winter Storm Uri), contingencies and uncertainties relating thereto, most of which are difficult to predict and many of which are beyond our control, and the resulting effects on our results of operations, financial condition and cash flows; and (vi) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by Vistra from time to time, including the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in Vistra’s annual report on Form 10-K for the year ended December 31, 2021 and any subsequently filed quarterly reports on Form 10-Q.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, Vistra will not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can Vistra assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.